                                                                    EXHIBIT 99.2


                         AGREEMENT TO FACILITATE MERGER

THIS AGREEMENT TO FACILITATE AGREEMENT (this "Agreement") is made and entered into as of November 2, 2002 by and among FISERV, INC., a Wisconsin corporation ("Fiserv"), FISERV MERGER SUB, INC., a Delaware corporation ("Fiserv Sub") and a wholly-owned subsidiary of Fiserv and Burke, Mayborn Company, Ltd., a Texas Limited Partnership (the "Stockholder").

WHEREAS, as of the date hereof, the Stockholder owns beneficially and of record or has the power to vote, or direct the vote of, 41,000 shares of common stock, par value $0.01 per share ("Company Common Stock"), of Avidyn, Inc., a Delaware corporation (the "Company");

WHEREAS, on the date hereof, Fiserv, Fiserv Sub, FISERV MERGER SUB, a Delaware corporation and a wholly owned subsidiary of Fiserv Sub ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of even date herewith (as the same may be amended from time to time, the "Merger Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company (the "Merger"); and

WHEREAS, as a condition to the willingness of Fiserv and Fiserv Sub to enter into the Merger Agreement, Fiserv and Fiserv Sub have requested that the Stockholder agree, and, in order to induce Fiserv and Fiserv Sub to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, and in order to induce Fiserv and Fiserv Sub to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Vote in Favor of Merger. During the period commencing on the date hereof and terminating upon the earlier of the effective time of the Merger or the termination of the Merger Agreement in accordance with its terms, Stockholder, in his or her capacity as a stockholder of the Company or as a representative with the authority to vote shares of Company Common Stock, agrees to vote (or cause to be voted) all shares of Company Common Stock presently owned by Stockholder or for which Stockholder has voting power, and all shares of Company Common Stock with respect to which Stockholder in the future acquires ownership or voting power, at any meeting of the Stockholders of the Company (or any adjournment thereof), and in any action by written consent of the Stockholders of the Company, (i) in favor of the approval, consent, and ratification of the Merger Agreement, the Merger and the transactions contemplated thereby, and (ii) against any action that could reasonably be expected to impede, interfere, delay, or discourage the Merger, facilitate an acquisition of the Company, in any manner, by a party (other than Fiserv or a subsidiary of Fiserv), or result in any breach of representation, warranty, covenant, or agreement of the Company under the Merger Agreement. To the extent inconsistent with the foregoing provisions of this Section 1,

         Stockholder hereby revokes any and all previous proxies with respect to any shares of Company Common Stock that Stockholder owns or has the right to vote. Nothing in this Agreement shall be deemed to restrict or limit Stockholder's right to act in his or her capacity as an officer or director of the Company consistent with his or her fiduciary obligations in such capacity as permitted under the Merger Agreement.

2.       No Solicitation. Between the date of this Agreement and the earlier of
         (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof, the Stockholder hereby agrees neither to (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any person or entity (A) relating to any acquisition or purchase of all or any portion of the capital stock of the Company or assets of the Company, (B) to enter into any business combination with the Company or (C) to enter into any other extraordinary business transaction involving or otherwise relating to the Company, nor (b) to participate in any discussions, conversations, negotiations and other communications regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person or entity to seek to do any of the foregoing. The Stockholder immediately shall cease all existing discussions, conversations, negotiations and other communications with any person or entity (other than Fiserv or a subsidiary of Fiserv) conducted heretofore with respect to any of the foregoing.

3. Representations and Warranties of Stockholder. Stockholder represents and warrants to Fiserv and Fiserv Sub that Stockholder has the legal capacity to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery, and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party, including, without limitation, any voting agreement, stockholders agreement, or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid, and binding agreement of Stockholder, enforceable against him or her in accordance with its terms.

4. Successors and Assigns. This Agreement shall be binding upon any permitted purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Stockholder. During the period commencing on the date hereof and terminating upon the earlier of the effective time of the Merger or the termination of the Merger Agreement in accordance with its terms, Stockholder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first (i) making any such transferee or pledgee fully aware of the obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with the terms hereof and (ii) informing Fiserv and Fiserv Sub of such sale, gift, transfer, pledge, or other disposition.

5. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed according to the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

7. Further Assurances. Stockholder shall execute and deliver such additional documents and take such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

8. Third-Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

10. Jurisdiction and Venue. The parties agree that any proceeding relating to this Agreement shall be brought in a court of Delaware. Each of the parties consents to personal jurisdiction in any such action brought in any such Delaware court, consents to service of process by registered mail made upon such party and such party's agent, and waives any objection to venue in any such Delaware court or to any claim that any such Delaware court is an inconvenient forum.

11. Effectiveness. If this Agreement is executed by Stockholder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Fiserv, Fiserv Sub and Merger Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

         IN WITNESS WHEREOF, each of Fiserv and Fiserv Sub has caused this Agreement to Facilitate Merger to be executed by its duly authorized officer, and Stockholder has executed this Agreement, as of the date and year first above written.

FISERV, INC.                                 SHAREHOLDER

By /s/ MICHAEL D. GANTT                      Burke, Mayborn Company, Ltd.
  --------------------------------
    Name: Michael D. Gantt
    Title: Executive Vice President          By: /s/ FRANK M. BURKE, JR.
                                                --------------------------------
                                                Frank M. Burke, Jr.

                                                Managing General Partner
FISERV SUB, INC.

By /s/ JAMES W. COX
  --------------------------------
  Name: James W. Cox
  Title: President



                                       3